Financing Expenses, Net	12 Months Ended
Dec. 31, 2020
Financing Expenses Net
Financing Expenses, Net

NOTE 14 – FINANCING EXPENSES, NET

	Year ended December 31
	2020	2019

Interest and amortization expenses	202,917	4,323
Currency exchange differences	34,037	28,266
Changes in fair value of convertible loans	27,208	-
Bank charges and other finance expenses, net	6,231	10,819
	270,393	43,408